UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2017
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VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)
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Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
8214 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement and Item 3.02 Unregistered Sales of Equity Securities.
In connection with the completion of the acquisition (the “Merger”) by Veritex Holdings, Inc. (“Veritex”), a Texas corporation and parent company of Veritex Community Bank, of Sovereign Bancshares, Inc. (“Sovereign Bancshares”), a Texas corporation and parent company of Sovereign Bank, pursuant to that certain previously announced Agreement and Plan of Reorganization, dated December 14, 2016 (the “Agreement”), by and among Veritex, Spartan Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Veritex, and Sovereign Bancshares, Veritex and Merger Sub entered into an Assignment and Assumption Agreement, dated August 1, 2017 (the “Assignment and Assumption Agreement”), with Sovereign Bancshares whereby Veritex assumed, among other things, the obligations of Sovereign Bancshares’ outstanding Senior Non-Cumulative Perpetual Preferred Stock, Series C (the “Sovereign Bancshares Series C Preferred Stock”) that was previously issued to the United States Department of the Treasury (the “Treasury Department”) pursuant to that certain Securities Purchase Agreement, dated as of September 22, 2011, by and between the Treasury Department and Sovereign Bancshares.
In connection therewith, Veritex issued 24,500 shares of its Senior Non-Cumulative Perpetual Preferred Stock, Series D (the “Veritex Series D Preferred Stock”) to the Treasury Department in exchange for the 24,500 shares of Sovereign Bancshares Series C Preferred Stock held by the Treasury Department. The Veritex Series D Preferred Stock is senior to Veritex common stock with respect to dividend rights and rights upon liquidation, winding up and termination. Holders of the Veritex Series D Preferred Stock are entitled to (a) receive at the end of each quarterly dividend period an amount equal to one fourth of the applicable dividend rate (which will be 9% following the Merger) multiplied by the liquidation amount per share and (b) a liquidation preference equal to $1,000 per share ($24.5 million in the aggregate) plus any accrued and unpaid dividends. The shares of Veritex Series D Preferred Stock have no general voting rights other than as required by the laws of the State of Texas, but, unless the shares of Veritex Series D Preferred Stock are being redeemed, such shares have certain consent rights regarding the authorization of senior securities as regards dividends and liquidation preferences, any amendment to the statement of designation that would adversely affect the rights of the Veritex Series D Preferred Stock, certain share exchanges or reclassifications, the sale of all or substantially all the assets of Veritex and the consummation of certain change of control transactions. The holders of the Veritex Series D Preferred Stock have certain registration rights pursuant to which they can require Veritex to register with the Securities and Exchange Commission (the “SEC”) such shares for sale in a public offering. Holders of Veritex Series D Preferred Stock have no preemptive rights or rights to exchange or convert their shares of Veritex Series D Preferred Stock into any other securities of Veritex.
The Company has the option to redeem, in whole or in part, shares of Veritex Series D Preferred Stock, subject to any regulatory approval, for $1,000 per share (currently $24.5 million in the aggregate) plus accrued and unpaid dividends for the then quarterly dividend period up to the day before the redemption date. Veritex may not repurchase or redeem any of its shares of capital stock, including any equity securities or trust preferred securities issued by Veritex or any of its affiliates, unless after giving effect to such repurchase or redemption, Veritex’s Tier 1 capital would be at least equal to the Tier 1 dividend threshold and all dividends have been paid on the Veritex Series D Preferred Stock for the most recently completed quarterly dividend period (or sufficient funds have been reserved for that purpose). If Veritex does not declare and pay the required dividends on the Veritex Series D Preferred Stock, then for the period of time beginning on the last day of such quarterly dividend period until the last day of the third quarterly dividend period immediately following, Veritex will be prohibited from redeeming, purchasing, repurchasing or otherwise acquiring any shares of the Veritex capital stock at any time, subject to certain enumerated exceptions.
A majority of the outstanding shares of Veritex Series D Preferred Stock have the right to designate a representative to be invited to attend all meetings of the Veritex Board of Directors, in a nonvoting capacity, in the event that Veritex has failed to timely pay dividends due upon the Veritex Series D Preferred Stock for an aggregate of five quarterly dividend periods, whether or not consecutive. This right to select an observer terminates upon timely dividend payments for four consecutive quarterly dividend periods, but would be revived in the event there are additional failures to make timely dividend payments for five quarters, in the aggregate, following the termination of observer rights.
Whenever dividends on the Veritex Series D Preferred Stock have not been declared and timely paid in full for an aggregate of six quarterly dividend periods, whether or not consecutive, and the aggregate liquidation preference of the then-outstanding shares of Veritex Series D Preferred Stock is greater than or equal to $25 million, the authorized number of Veritex directors would be increased by two, and the holders of the Veritex Series D Preferred Stock, voting together as a single class, would have the right to elect two directors to fill those newly created directorships at either its next annual meeting (if one is to be held within thirty days) or at a special meeting of shareholders, and this right would continue until complete and timely dividend payments have been made for four consecutive quarterly dividend periods. This right to appoint directors revives in the event of any such future failure of Veritex to pay complete and timely dividends.

The foregoing exchange of the Veritex Series D Preferred Stock was made in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Section 4(2) thereof, relative to sales by an issuer not involving a public offering, and the rules and regulations promulgated thereunder.
The Assignment and Assumption Agreement and the related Securities Purchase Agreement are attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On August 1, 2017, Veritex completed the Merger pursuant to the terms of the Agreement. At the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Sovereign Bancshares, with Sovereign Bancshares surviving the Merger as a wholly-owned subsidiary of Veritex. Following the Effective Time, Sovereign Bancshares merged with and into Veritex, with Veritex surviving the merger and thereafter, Sovereign Bank merged with and into Veritex Community Bank, with Veritex Community Bank surviving the merger.
Pursuant to the Agreement, at the Effective Time each outstanding share of Sovereign Bancshares common stock was converted into the right to receive (i) 0.9596 shares of common stock, par value $0.01 per share, of Veritex, and (ii) $10.54 in cash. In the aggregate, Veritex issued 5,117,647 shares of its common stock and paid $56,209,647 in cash to former holders of Sovereign Bancshares’ common stock.
Sovereign Bancshares’ (i) Gross Transaction Expenses (as defined in the Agreement) were $16,889,853, and (ii) Tangible Common Equity (as defined in the Agreement) was $87,929,785, and such amounts were calculated in accordance with the terms of the Agreement.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.
In connection with the Merger, pursuant to that certain First Supplemental Indenture, dated as of August 1, 2017 (the “Supplemental Indenture”), by and among Veritex, Sovereign Bancshares and Wilmington Trust Company, as trustee (the “Trustee”), the Company assumed Sovereign Bancshares’ rights, title and obligations under the Indenture, dated as of May 29, 2008 (the “Indenture”), by and between Sovereign Bancshares and the Trustee, pursuant to which Indenture, Sovereign Bancshares had issued $8,609,000 of its Floating Rate Junior Subordinated Deferrable Interest Notes due July 1, 2038. The transaction documents governing such securities, including the Supplemental Indenture and the Indenture, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. Veritex agrees to furnish a copy of such documents to the SEC upon request.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
In connection with the Merger, the Veritex Board of Directors appointed on July 28, 2017 (i) T.J. Falgout as a director of both Veritex and Veritex Community Bank, as well as a Vice Chairman of both Veritex and Veritex Community Bank, and (ii) Thomas J. Mastor as a director of both Veritex and Veritex Community Bank, to be effective as of the Effective Time, in accordance with the terms of the Agreement.
Messrs. Falgout and Mastor will participate in Veritex’s standard compensation arrangements for non-employee directors as described in Veritex’s definitive proxy statement relating to its 2017 Annual Meeting of Shareholders filed with the SEC on April 10, 2017. Other than pursuant to the Agreement, there are no other arrangements or understandings between Messrs. Falgout and Mastor and any other person pursuant to which they were selected as directors. Since the beginning of the last fiscal year, there have been no related party transactions between Veritex and Messrs. Falgout or Mastor that would be reportable under Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 28, 2017, Veritex amended its Certificate of Formation by filing a Statement of Designation (the “Statement of Designation”) with the Secretary of State of the State of Texas designating the Veritex Series D Preferred Stock as a series of its authorized preferred stock, such series having 24,500 authorized shares.

The Statement of Designation for the Veritex Series D Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-K. Such shares of Veritex Series D Preferred Stock were issued to the Treasury Department as described under Item 3.02 above.
Item 7.01 Regulation FD Disclosure.
On August 1, 2017, Veritex issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

(i)
The audited consolidated balance sheets of Sovereign Bancshares as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2016, and the related notes and report of the independent auditors thereto, required by this item are included as Exhibit 99.2 and are incorporated by reference herein.

(ii)
The unaudited consolidated balance sheet of Sovereign Bancshares as of June 30, 2017, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the six months ended June 30, 2017 and 2016, and the related notes required by this item, are included as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

(i)
The unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2017, and the unaudited pro forma combined condensed consolidated statements of income for the six months ended June 30, 2017, and the year ended December 31, 2016, required by this item are incorporated herein by reference to Exhibit 99.4.

(c) Shell Company Transactions

(i)	Not applicable.

(d) Exhibits.

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization, dated December 14, 2016, by and among Veritex Holdings, Inc., Spartan Merger Sub, Inc., and Sovereign Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Veritex Holdings, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2016).

3.1
Statement of Designation of Senior Non-Cumulative Perpetual Preferred Stock, Series D of Veritex Holdings, Inc., as filed with the Office of the Secretary of State of the State of Texas on July 28, 2017.

10.1
Assignment and Assumption Agreement, dated August 1, 2017, by and among Veritex Holdings, Inc, Spartan Merger Sub, Inc. and Sovereign Bancshares, Inc., and the related Securities Purchase Agreement, dated as of September 22, 2011, by and between the United States Department of the Treasury and Sovereign Bancshares, Inc.

23.1	Consent of RSM US LLP.
99.1	Press Release, dated August 1, 2017.
99.2	Audited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015.
99.3	Unaudited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016.
99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: August 1, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1
Agreement and Plan of Reorganization, dated December 14, 2016, by and among Veritex Holdings, Inc., Spartan Merger Sub, Inc., and Sovereign Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Veritex Holdings, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 14, 2016).

3.1
Statement of Designation of Senior Non-Cumulative Perpetual Preferred Stock, Series D of Veritex Holdings, Inc., as filed with the Office of the Secretary of State of the State of Texas on July 28, 2017.

10.1
Assignment and Assumption Agreement, dated August 1, 2017, by and among Veritex Holdings, Inc, Spartan Merger Sub, Inc. and Sovereign Bancshares, Inc., and the related Securities Purchase Agreement, dated as of September 22, 2011, by and between the United States Department of the Treasury and Sovereign Bancshares, Inc.

23.1	Consent of RSM US LLP.
99.1	Press Release, dated August 1, 2017.
99.2	Audited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015.
99.3	Unaudited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of June 30, 2017 and for the six months ended June 30, 2017 and June 30, 2016.
99.4	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.